J.P. MORGAN SMARTRETIREMENT BLEND FUNDS

JPMORGAN TRUST I

JPMorgan SmartRetirement® Blend Income Fund

JPMorgan SmartRetirement® Blend 2020 Fund

JPMorgan SmartRetirement® Blend 2025 Fund

JPMorgan SmartRetirement® Blend 2030 Fund

JPMorgan SmartRetirement® Blend 2035 Fund

JPMorgan SmartRetirement® Blend 2040 Fund

JPMorgan SmartRetirement® Blend 2045 Fund

JPMorgan SmartRetirement® Blend 2050 Fund

JPMorgan SmartRetirement® Blend 2055 Fund

JPMorgan SmartRetirement® Blend 2060 Fund

JPMORGAN TRUST IV

JPMorgan SmartRetirement® Blend 2065 Fund

(All Share Classes)

(each a “Fund” and collectively, the “Funds”)

Supplement dated July 1, 2024

to the current Summary Prospectuses and Prospectuses, as supplemented

Effective November 1, 2024, the expense caps for the Funds will be revised.

For each Fund, the Fund’s adviser and/or its affiliates will contractually agree to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding (1) dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections, and extraordinary expenses incurred by the Fund or an underlying fund and (2) Acquired Fund (Underlying Fund) Fees and Expenses incurred by an underlying fund) exceed 0.42%, 0.92%, 0.67%, 0.42%, 0.27% and 0.17% of the average daily net assets of Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares, respectively. These waivers will be in effect through 10/31/25, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.

The expense caps of the Funds’ Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares will be decreased to the following levels:

Share Class	New Contractual Expense Cap
Class I	0.42%
Class R2	0.92%
Class R3	0.67%
Class R4	0.42%
Class R5	0.27%
Class R6	0.17%

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUSES AND PROSPECTUSES FOR FUTURE REFERENCE

SUP-SRB-724